Exhibit 10.53

CHANGE FOR THE LEASE AGREEMENT 6/10/2000

LANDLORD: Marite Oy (Company id: 0648868-4)

LEASEHOLDER: Lionbridge Oy (Company id: 0558753-3)

LEASED SPACE (as of 1/1/2012): Piispanportti 5, 02240 Espoo (2. floor 50%, 3. floor and 4. floor)

New lease as of 1/1/2012 is 11.50€/m²/month (VAT 0%).

The leaseholder gives up the north wing of the 2nd floor as of 1/1/2012. This results in the reduction of the leased space by 250 m2 and the monthly lease is reduced in the same proportion.

The leaseholder is entitled to give up a half of a floor from the remaining space with a four (4) month notice. This space must reside in the 2nd floor or in another floor which is agreed together with the landlord.

The lease agreement continues after each lease period (31/12) with one (1) year at a time, if its termination is not notified three (3) months before the lease period ends.

The first lease adjustment date after this change of agreement has come into effect is 1/1/2013, after which the lease is adjusted yearly on 1/1. The basic index is November 2011.

Otherwise the original lease agreement stays intact. This agreement has been made in two identical copies, one for each party.

Espoo 15/9/2011

Landlord’s signature:	Leaseholder’s signature:

Marite Oy	Lionbridge Oy

/s/ Ritta Ekengren	/s/ Kari Karlsson

MUUTOS VUOKRASOPIMUKSEEN 6.10.2000

VUOKRANANTAJA: Marite Oy (Y-tunnus 0648868-4)

VUOKRALAINEN: Lionbridge Oy (Y-tunnus 0558753-3)

VUOKRAUSKOHDE (1.1.2012 alkaen): Piispanportti 5, 02240 Espoo (2. kerros 50%, 3. kerros ja 4.kerros)

Uusi vuokra 1.1.2012 alkaen on 11,50€/m2/kk (alv 0%).

Vuokralainen luopuu 2. kerroksen pohjoissiivestä 1.1.2012 alkaen. Samalla vuokrauskohteen pinta-ala vähenee 250 m2 ja kuukausivuokra vastaavassa suhteessa.

Vuokralaisella on oikeus irtisanoa puolikas kerros jäljelle jäävistä tiloista neljän (4) kuukauden irtisanomisajalla. lrtisanottavien tilojen tulee sijaita 2. kerroksessa tai muuten yhteisesti sovitussa kerroksessa.

Vuokrasopimus jatkuu kunkin vuokrakauden päätyttyä (31.12.) yhden (1) vuoden kerrallaan, ellei sen päättymisestä ilmoiteta kolmea (3) kuukautta ennen kunkin vuokrakauden päättymistä.

Ensimmäinen vuokran tarkistusajankohta tämän sopimusmuutoksen tultua voimaan on

1.1.2013, josta lähtien vuokra tarkistetaan vuosittain 1.1. Perusindeksinä käytetään marraskuun 2011 pistelukua.

Muilta osin alkuperäinen vuokrasopimus säilyy ennallaan. Tätä sopimusta on laadittu kaksi yhtäpitävää kappaletta, yksi kummallekin sopijapuolelle.

Espoossa 15.9.2011

Vuokranantajan allekirjoitus:	Vuokralaisen allekirjoitus:

Marite Oy	Lionbridge Oy

/s/Riitta Ekengren	/s/Kari Karlsson

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